Receivables, net	12 Months Ended
Dec. 31, 2013
Receivables, net
Receivables, net

Note 7—Receivables, net

        "Receivables, net" consisted of the following:

	December 31,
($ in millions)	2013	2012
Trade receivables	8,360	8,233
Other receivables	802	801
Allowance	(317)	(271)

	8,845	8,763
Unbilled receivables, net:
Costs and estimated profits in excess of billings	4,552	3,955
Advance payments consumed	(1,251)	(1,143)

	3,301	2,812

Total	12,146	11,575

        "Trade receivables" in the table above includes contractual retention amounts billed to customers of $552 million and $390 million at December 31, 2013 and 2012, respectively. Management expects that the substantial majority of related contracts will be completed and the substantial majority of the billed amounts retained by the customer will be collected. Of the retention amounts outstanding at December 31, 2013, 71 percent and 21 percent are expected to be collected in 2014 and 2015, respectively. "Other receivables" in the table above consists of value added tax, claims, rental deposits and other non-trade receivables.

        "Costs and estimated profits in excess of billings" in the table above represents revenues earned and recognized for contracts under the percentage-of-completion or completed-contract method of accounting. Management expects that the majority of the amounts will be collected within one year of the respective balance sheet date.

        The reconciliation of changes in the allowance for doubtful accounts is as follows:

($ in millions)	2013	2012	2011
Balance at January 1,	271	227	215
Additions	147	155	157
Deductions	(92)	(113)	(131)
Exchange rate differences	(9)	2	(14)

Balance at December 31,	317	271	227